Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
We provide for income taxes under the asset and liability method. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of differences between the tax basis of assets or liabilities and their carrying amounts in the financial statements. We provide a valuation allowance for deferred tax assets if it is more likely than not that these items will expire before we are able to realize their benefit. We calculate the valuation allowance in accordance with the authoritative guidance relating to income taxes, which requires an assessment of both positive and negative evidence regarding the realizability of these deferred tax assets, when measuring the need for a valuation allowance. Significant judgment is required in determining any valuation allowance against deferred tax assets. As of December 31, 2017, as a result of a three-year cumulative loss and recent events, such as the unanticipated termination of the Philips distribution agreement and its effect on our forecasted income, we concluded that a full valuation allowance was necessary to offset our deferred tax assets. We continue to record a full valuation allowance against our deferred tax assets and intend to maintain a valuation allowance until sufficient positive evidence exists to support its reversal.
Intraperiod tax allocation rules require us to allocate our provision for income taxes between continuing operations and other categories of comprehensive income, such as discontinued operations. In periods in which we have a year-to-date pre-tax loss from continuing operations and pre-tax income in other categories of comprehensive income, such as discontinued operations, we must consider that income in determining the amount of tax benefit that results from a loss in continuing operations and that shall be allocated to continuing operations.
For the three months ended March 31, 2019, the Company recorded an income tax benefit of $8 thousand within continuing operations. As a result of the intraperiod tax allocation rules, for the three months ended March 31, 2018, the Company recorded an income tax benefit of $0.5 million and $0.6 million of income tax expense within continuing operations and discontinued operations, respectively.
As of March 31, 2019, we had unrecognized tax benefits of approximately $3.6 million related to uncertain tax positions. Included in the unrecognized tax benefits were $3.2 million of tax benefits that, if recognized, would reduce our annual effective tax rate, subject to the valuation allowance.
We file income tax returns in the U.S. and in various state jurisdictions with varying statutes of limitations. We are no longer subject to income tax examination by tax authorities for years prior to 2014; however, our net operating loss carryforwards and research credit carryforwards arising prior to that year are subject to adjustment. Our policy is to recognize interest expense and penalties related to income tax matters as a component of income tax expense.

Income Taxes
Significant components of the provision (benefit) for income taxes from continuing operations are as follows (in thousands):

	Year Ended December 31,
	2018	2017
Current provision:
Federal	$—	$—
State	80	30
Foreign	45	63
Total current provision	125	93
Deferred (benefit) provision:
Federal	(1,398)	26,737
State	(288)	1,157
Foreign	—	—
Total deferred (benefit) provision	(1,686)	27,894
Total income tax (benefit) provision	$(1,561)	$27,987

Intraperiod allocation rules require us to allocate our provision for income taxes between continuing operations and other categories or comprehensive income such as discontinued operations. As described in Note 3. Discontinued Operations, the results of our MDSS reportable segment have been reported as discontinued operations for the current and prior year. As a result of the intraperiod allocation rules, for the year ended December 31, 2018, the Company recorded a tax expense of $1.5 million. For the year ended December 31, 2017, the Company recorded a benefit of $0.4 million (see Note 3. Discontinued Operations).
Differences between the provision (benefit) for income taxes and income taxes at the statutory federal income tax rate for continuing operations are as follows:

	Year Ended December 31,
	2018	2017
Income tax expense (benefit) at statutory federal rate	21.0%	34.0%
State income tax expense, net of federal benefit	1.7%	2.6%
Permanent differences and other	(4.6)%	—%
Goodwill	—%	(9.5)%
Withholding costs	(0.8)%	(0.9)%
Tax credit	(0.1)%	—%
Impact of 2017 Tax Act	—%	(165.0)%
Change in effective federal and state tax rates	(2.0)%	0.4%
Expiration of net operating loss and tax credit carryovers	—%	(0.1)%
Stock compensation expense	(2.4)%	(1.1)%
Reserve for uncertain tax positions and other reserves	—%	0.7%
Change in valuation allowance	16.1%	(258.0)%
Provision (benefit) for income taxes	28.9%	(396.9)%

Our net deferred tax assets consisted of the following (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$22,043	$23,451
Research and development and other credits	72	44
Reserves	336	567
Intangibles	—	—
Other, net	1,013	1,232
Total deferred tax assets	23,464	25,294
Deferred tax liabilities:
Fixed assets and other	(2,588)	(3,489)
Intangibles	(756)	(891)
Total deferred tax liabilities	(3,344)	(4,380)
Valuation allowance for deferred tax assets	(20,241)	(21,168)
Net deferred tax liabilities	$(121)	$(254)

The Company recognizes federal and state deferred tax assets or liabilities based on the Company’s estimate of future tax effects attributable to temporary differences and carryovers. The Company records a valuation allowance to reduce any deferred tax assets by the amount of any tax benefits that, based on available evidence and judgment, are not expected to be realized. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers projected future taxable income and planning strategies in making this assessment. As of December 31, 2017, as a result of a three-year cumulative loss and recent events, such as the unanticipated termination of the Philips distribution agreement and its effect on our near term forecasted income, we concluded that a full valuation allowance was necessary to offset our deferred tax assets. We intend to maintain a valuation allowance until sufficient positive evidence exists to support its reversal. The Company continues to be in a cumulative pretax loss for the three year period ended December 31, 2018. Accordingly, the full valuation allowance was maintained for the year ended December 31, 2018. The Company’s valuation allowance balance at December 31, 2018 is $20.2 million, offsetting the Company’s deferred tax assets. The Company will continue to evaluate its deferred tax balances to determine any assets that are more likely than not to be realized.
As of December 31, 2018, we had federal and state income tax net operating loss carryforwards of $83.7 million and $26.7 million, respectively. Pre-2018 federal loss carryforwards will begin to expire in 2019 unless previously utilized. State loss carryforwards of approximately $0.2 million expired in 2018, and approximately $30 thousand is set to expire in 2019, unless previously utilized. We also have federal and California research and other credit carryforwards of approximately $1.5 million and $2.1 million, respectively, as of December 31, 2018. The federal credits will begin to expire in 2019. The California research credits have no expiration. Pursuant to Internal Revenue Code Sections 382 and 383, use of our net operating loss and credit carryforwards may be limited because of a cumulative change in ownership greater than 50%. As of December 31, 2018, Digirad Corporation has not experienced a change in ownership greater than 50%; however, some of the tax attributes acquired with the DMS Health businesses are subject to such limitations due to ownership changes of greater than 50% that may have occurred or which may occur in the future. A valuation allowance has been recognized to offset the deferred tax assets, as realization of such assets has not met the “more likely than not” threshold required under the authoritative guidance of accounting for income taxes.
The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	December 31,
	2018	2017
Balance at beginning of year	$3,936	$4,134
Expiration of the statute of limitations for the assessment of taxes	(326)	(198)
Balance at end of year	$3,610	$3,936

Included in the unrecognized tax benefits of $3.6 million at December 31, 2018 was $3.2 million of tax benefits that, if recognized, would reduce our annual effective tax rate, subject to the valuation allowance. We do not expect our unrecognized tax benefits to change significantly over the next 12 months.
We file income tax returns in the U.S. and in various state jurisdictions with varying statutes of limitations. We are no longer subject to income tax examination by tax authorities for years prior to 2014; however, our net operating loss carryforwards and research credit carryforwards arising prior to that year are subject to adjustment. Our policy is to recognize interest expense and penalties related to income tax matters as a component of income tax expense. The accrued interest as of December 31, 2018 and 2017, and interest and penalties recognized during the years ended December 31, 2018 and 2017 were of insignificant amounts.
Tax Cuts and Jobs Act
The Company applied the guidance in SAB 118 when accounting for the enactment-date effects of the Tax Cuts and Jobs Act (the “Tax Act”) in 2017 and throughout 2018. At December 31, 2017, the Company had not completed its accounting for all of the enactment-date income tax effects of the Tax Act under ASC 740, Income Taxes, related to the recognition of the provisional tax impacts related to its Internal Revenue Code Section 162(m) limitations and the potential impact on its equity compensation deferred tax assets. At December 31, 2018, the Company has now completed its accounting for all of the enactment-date income tax effects of the Tax Act and no net tax adjustments were made to the provisional amounts recorded at December 31, 2017.